UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF EARLIEST EVENT REPORTED: March 1, 2006
HELMERICH & PAYNE, INC.
(Exact name of registrant as specified in its charter)
State of Incorporation: Delaware
COMMISSION FILE NUMBER 1-4221
Internal Revenue Service – Employer Identification No. 73-0679879
1437 South Boulder Avenue, Suite 1400, Tulsa, Oklahoma 74119
(918)742-5531

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement.
     At the annual meeting of stockholders of Helmerich & Payne, Inc. (the “Company”) held on March 1, 2006, the Company’s stockholders, upon recommendation of the Company’s Board of Directors, approved the adoption of the Helmerich & Payne, Inc. 2005 Long-Term Incentive Plan (the “Plan”). A brief summary of the Plan is included as part of Proposal 2 in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 26, 2006. The summary of the Plan contained in the proxy statement is qualified by and subject to the full text of the Plan, which is filed as Appendix A to the proxy statement and incorporated herein by reference.
Item 5.03 — Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     During the second quarter of fiscal 2006, as part of a review of the Company’s corporate governance structure and policies, the Company’s By-laws were reviewed. Effective March 1, 2006, in accordance with the Company’s Restated Certificate of Incorporation, the Board of Directors of the Company amended the Company’s By-laws. In general, the revisions reflect the deletion of outdated provisions and the addition or clarification of provisions intended to benefit the Company. A copy of the Amended and Restated By-laws is attached as Exhibit 3.1 to this Report on Form 8-K. The following general description of the principal provisions adopted or changes made is qualified by and subject to the full text of the Amended and Restated By-laws. The Company’s By-laws were amended and restated so as to, generally:
•	Provide flexibility for the place of stockholder meetings, including via remote communication;

•	Provide flexibility for the setting of the annual meeting date;

•	Change the threshold for approval of business at a stockholder meeting (other than the election of Directors) to a “majority of shares present in person or represented by proxy” from a “plurality of votes cast”;

•	Add a full description of proxy authority and procedures, including a provision for electronic transmission;

•	Increase the advance notice deadlines to not less than 90 or more than 120 days;

•	Provide that the size of the Board shall range from three to 15 directors, with the exact number to be fixed from time to time by the Board;

•	Specify that the age limit (age 72) regarding directorship may be waived by a two-thirds Board vote;

•	Provide that the presence of a majority of the Board members shall constitute a quorum at both Board meetings and Board committee meetings.
As a result of the amendment to the Company’s By-laws, certain By-law provisions referenced in the Company’s 2006 definitive proxy statement regarding advance notice of stockholder proposals are no longer accurate. Stockholders wishing to submit a proposal to be included in the Company’s proxy materials for the 2007 annual meeting of stockholders are encouraged to read the advance notice provisions contained in the Amended and Restated By-laws.

Item 8.01 — Other Events.
     On March 2, 2006, the Company issued a press release announcing that the Company’s Board of Directors has approved a two-for-one stock split on the Company’s common stock, subject to stockholder approval of an amendment to the Company’s Restated Certificate of Incorporation to increase the authorized share capital of the Company by the creation of additional common shares. A copy of the press release is attached as Exhibit 99.1 to this Report on Form 8-K.
Item 9.01 — Financial Statements and Exhibits
(d)      Exhibits.

Exhibit Number	Description

3.1	Amended and Restated By-laws of Helmerich & Payne, Inc.

10.1	Helmerich & Payne, Inc. 2005 Long-Term Incentive Plan (filed as Appendix A to the Company’s FY2005 definitive proxy statement, SEC File No. 001-04221, and incorporated herein by reference).

99.1	Helmerich & Payne, Inc. press release dated March 2, 2006.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized the undersigned to sign this report on its behalf.

HELMERICH & PAYNE, INC. (Registrant)

/s/ Steven R. Mackey
Steven R. Mackey
Vice President

DATE: March 2, 2006
EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated By-laws of Helmerich & Payne, Inc.

10.1	Helmerich & Payne, Inc. 2005 Long-Term Incentive Plan (filed as Appendix A to the Company’s FY2005 definitive proxy statement, SEC File No. 001-04221, and incorporated herein by reference).

99.1	Helmerich & Payne, Inc. press release dated March 2, 2006.